Certification of Chief Financial Officer of Pennsylvania Commerce Bancorp, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K, that:

o The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

o The information contained in the report fairly represents, in all material respects, the company's financial condition and results of operations.



/s/ Mark A. Zody
------------------------------------------------
Mark A. Zody,
Chief Financial Officer


Dated: March 31, 2003